UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

MOLIRIS CORP.

(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of Incorporation)	0-33473 (Commission File Number)	06-165569506 (I.R.S. Employer Identification No.)

3221 Collingsworth Street, Suite 140, Fort Worth, Texas 76107
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 817-335-5900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

     Moliris Corp. (the “Company”) completed a private placement of 15,000,000 post-consolidation shares of its Class A Common Stock, par value $.001 per share (the “Shares”) on March 11, 2005. The Shares were sold to 16 accredited investors for an aggregate purchase price of $.01. No underwriter, placement agent, or finder was involved in the transaction. The Company relied on the exemptions from registration provided by Section 4(2) and Section 4(6) and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) for this transaction and for the issuances. Each investor represented to the Company in writing that they were an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Act.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2005

MOLIRIS CORP.
By:	/s/ Clyde R. Parks
Clyde R. Parks
Chief Executive Officer